UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

In connection with TE Connectivity Ltd.’s (the “Company”) separation from Tyco International plc (“Tyco International”) in 2007, the Company, Tyco International, and Covidien plc (“Covidien”) (which in January 2015 was acquired and now operates as a subsidiary of Medtronic plc) entered into a Tax Sharing Agreement, under which the Company shares responsibility for certain of its, Tyco International’s, and Covidien’s income tax liabilities based on a sharing formula for periods prior to and including June 29, 2007.

As previously reported in a Form 8-K filed by the Company on January 19, 2016, on January 15, 2016, Tyco International, as Audit Managing Party under the Tax Sharing Agreement, entered into Stipulations of Settled Issues (the “Stipulations”) with the Internal Revenue Service (the “IRS”) intended to resolve all disputes related to the previously disclosed intercompany debt matters for the Company’s 1997 — 2000 audit cycle currently before the U.S. Tax Court. The Stipulations were contingent upon the Appeals Division of the IRS applying the same settlement or framework to all intercompany debt issues on appeal for subsequent audit cycles (2001 — 2007).  For a description of the Company’s intercompany debt dispute for the 1997 — 2000 audit cycle and subsequent audit cycles see note 11 — “Commitments and Contingencies — Income Tax Matters” of the notes to the condensed consolidated financial statements set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 25, 2016 (the “Quarterly Report”).

Tyco International informed the Company that on May 17, 2016 the Appeals Division of the IRS issued fully-executed Forms 870-AD that effectively settled the matters on appeal on the same terms as those set forth in the Stipulations, and on May 31, 2016 the U.S. Tax Court entered orders consistent with the Stipulations and dismissed the petitions as settled. As a result, the Company has resolved all aspects of this controversy before the U.S. Tax Court (for the 1997 — 2000 audit cycle) and before the Appeals Division of the IRS for subsequent audit cycles (2001 - 2007).  In addition, the Company expects the terms of the resolution for the disputed debt will be consistently applied by the IRS to all the Company’s U.S. income tax returns filed subsequent to fiscal 2007.

As previously reported in the Quarterly Report, during the second quarter of fiscal 2016, the Company made a pre-payment to the IRS of $443 million, for deficiencies for which the Company is the primary obligor, to stop the accretion of deficiency interest. Concurrent with remitting this payment, the Company was reimbursed $305 million by Tyco International and Covidien pursuant to their indemnifications for pre-separation tax matters. In addition, the Company paid $2 million to Covidien for the Company’s share of deficiencies for which Covidien was the primary obligor. As a result, the Company’s net cash payment was $140 million during the second quarter of fiscal 2016, representing the Company’s share of the total amount payable to the IRS in connection with this matter.

As a result of these events, the Company expects to recognize a net benefit in net income of $525 million to $550 million in the third quarter of fiscal 2016 attributable to the conclusion of the dispute.  The net benefit is expected to impact GAAP Earnings Per Share; however, the Company does not expect any impact to Adjusted Earnings Per Share for the third quarter of fiscal 2016.

NON-GAAP MEASURES

Adjusted Earnings Per Share is a non-GAAP measure and should not be considered a replacement for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”).  Adjusted Earnings Per Share may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported results. Adjusted Earnings Per Share represents diluted earnings per share from continuing operations (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. The Company presents Adjusted Earnings Per Share because the Company believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The Company believes such a measure provides insight into the Company’s underlying operating results, trends, and the comparability of these results between periods, since it excludes the impact of special items, which may recur, but tend to be irregular as to timing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The Company has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) its forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing the Company’s expected benefit to net income in the third quarter of fiscal 2016 attributable to the settlements.   More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2015 as well as in its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by the Company with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2016	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Corporate Secretary